DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The Federal Reserve Board relaxed its policy of monetary restraint in July 1995 when it modestly lowered the Fed Funds rate. This reduction ended the upward pressure on short-term rates that had prevailed since the beginning of 1994. The Fed's restraint had been based on concern about a resurgence of inflation, given the strong economic news then prevailing. But in July, reports indicated a significant weakening trend in the economy. The July reduction in the Fed Funds rate signaled that economic growth issues outweighed, for a time, Federal Reserve fears of a resurgence of inflation. The Fed's easing was limited to a lowering of the Fed Funds rate by 25 basis points; the discount rate remained at 5.25% - its level for most of 1995. For the 12-month reporting period ended September 30, 1995, your Fund provided a yield of 3.30%. For investors in Connecticut's highest income tax bracket, this equates to a taxable equivalent yield of 5.72%.* Income dividends of approximately $.033 per share were paid during the period. Reinvesting these dividends and calculating the effect of this compounding resulted in an effective yield of 3.35%.** These dividends were exempt from Federal and Connecticut personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    The Fed easing was triggered by concern about the weakening economy. Economic reports indicated flagging home and auto sales, and a decline in new home construction from earlier this year. Furthermore, rising business inventories (a frequent harbinger of a business slowdown) and weakening retail sales lent additional credibility to the case for easier credit conditions. By midyear, jobless claims were also on the rise. More recently, however, some indicators have reflected economic strength. Inflation is moderate, but various sectors of the economy such as consumer spending and housing appear to be picking up. It is expected that the stronger numbers will forestall any immediate easing by the Federal Reserve Board. Nevertheless, one should not rule out the possibility of another Fed move before year-end.
MARKET ENVIRONMENT
    While market fundamentals do affect the short-term municipal market, the overriding influence continues to be market technicals (i.e., supply/demand). Since the rates on those securities in the portfolio that provide the highest degree of liquidity (1-day and 7-day demand notes) are adjusted on a daily or weekly basis, your Fund's yield reflects these rapid adjustments and fluctuates accordingly. One example of these seasonal adjustments occurred in late June and early July as demand exceeded supply, and short-term yields on municipal issues dropped accordingly. Apart from seasonal considerations, monthly technicals can also occur, resulting in temporary declines in yields. Available supply evaporates quickly as interest payments and proceeds of bond maturities flow into money market funds during the first days of each month. Primarily for these reasons, the yields of municipal money market funds tend to seesaw during these time periods. In yet another example of seasonal influences, the coming weeks may provide a window of opportunity, as year-end technicals are expected to temporarily soften short-term rates.

THE PORTFOLIO
    In the wake of the Orange County, California bankruptcy filing in December 1994, we continue to be even more vigilant in using our credit research facilities to locate those credits that meet our high internal standards and that can provide your Fund with attractive returns. Keep in mind that there continues to be heightened demand for those securities which provide tax-free income to the Connecticut investor. Historically, Connecticut notes have frequently traded at a premium to general market levels. Yet, on an after-tax basis, the securities in your Fund have generated an attractive return to the high-income Connecticut resident. As those issues meeting our guidelines have become available, we have extended the Fund's maturity to enhance further your Fund's yield. Given the potential for temporary market weakness in December, we anticipate extending your Fund's average maturity, when advantageous, in expectation of a decline in yields after the New Year. Our primary tasks - to preserve principal, to invest in those issues that meet our high quality standards, and to maintain a balance of income and liquidity consistent with our conservative management philosophy - continue to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in Dreyfus.
                              Very truly yours,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation

October 9, 1995
New York, N.Y.
* Tax equivalency includes highest combined Federal and Connecticut tax rate, after giving effect to State tax benefit (42.32%).
**Effective yield is based upon dividends declared daily and reinvested monthly.



DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS                                                                                    SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100.0%                                                                         AMOUNT           VALUE
                                                                                               --------------    --------------
CONNECTICUT-91.7%
Town of Cheshire, BAN 4.25%, 8/9/96.........................................                    $    6,400,000    $ 6,431,667
State of Connecticut:
    Economic Recovery Notes, VRDN 4.35%, Series B
      (SBPA: Canadian Imperial Bank of Commerce, Industrial Bank of Japan and
      National Westminster Bank) (a)........................................                         7,000,000      7,000,000
    GO Notes 4.40%, 12/1/95.................................................                         4,000,000      4,005,545
    Special Tax Obligation Revenue, VRDN (Transportation Infrastructure-1)
      4.20% (LOC; Industrial Bank of Japan) (a,b)...........................                         8,050,000      8,050,000
Connecticut Development Authority, VRDN:
    Health Care Revenue (Corp. for Independent Living Project)
      4.20% (LOC; Chemical Bank) (a,b)......................................                        16,345,000     16,345,000
    IDR (Blaset and Bromley Realty Project) 3.90% (LOC; Fleet Bank) (a,b)...                         3,900,000      3,900,000
    PCR, Refunding:
      (Connecticut Light and Power Co. Project):
          4.40%, Series A (LOC; Deutsche Bank) (a,b)........................                        10,000,000     10,000,000
          4.50%, Series B (LOC; Union Bank of Switzerland) (a,b)............                        13,000,000     13,000,000
      (Western Massachusetts Electric Co.)
          4.25%, Series A (LOC; Union Bank of Switzerland) (a,b)............                         9,800,000      9,800,000
    Solid Waste Revenue:
      (Exeter Energy Project) 4.40%, Series A (LOC; Sanwa Bank) (a,b).......                        11,100,000     11,100,000
      (Rand/Whitney Project) 4.15% (LOC; Chase Manhattan Bank) (a,b)........                         8,500,000      8,500,000
    Water Facility Revenue (Bridgeport Hydraulic Co. Project)
      4.15% (LOC; Societe Generale) (a,b)...................................                         8,500,000      8,500,000
Connecticut Health and Educational Facilities Authority, Revenue, VRDN
    (Bridgeport Hospital and Foundation) 3.95%, Series B (LOC; Fuji Bank) (a,b)                      5,200,000      5,200,000
Connecticut Housing Finance Authority (Housing Mortgage Finance Program):
    CP 3.90%, Series D, 11/8/95.............................................                         3,445,000      3,445,000
    Revenue:
      3.75%, Subseries H-2, 4/15/96.........................................                         5,000,000      5,000,000
      4.40%, Series E, 11/15/95.............................................                         3,000,000      3,000,000
      4.50%, Subseries E-2, 11/15/95........................................                         3,000,000      3,000,000
Connecticut Municipal Electric Energy Coop, Power Supply System Revenue, CP
    3.75%, Series A, 11/13/95 (LOC; Fleet Bank) (b).........................                         8,000,000      8,000,000
Connecticut Special Assessment Unemployment Compensation Advance Fund,
Revenue
    (Connecticut Unemployment):
      3.90%, Series C, 7/1/96 (Insured and Liquidy; FGIC)...................                        15,000,000     15,000,000
      VRDN 4.35%, Series B (LOC; Mitsubishi Bank) (a,b).....................                        15,700,000     15,700,000
Town of Fairfield, BAN 5.25%, 1/16/96.......................................                        10,155,000     10,165,047
Town of Hamden, BAN 4.25%, 8/15/96..........................................                         4,100,000      4,117,200
Hartford Redevelopment Agency, MFMR, Refunding, VRDN (Underwood Tower Project)
    4.35% (Insured; FSA and Liquidity; Barclays Bank) (a)...................                        12,000,000     12,000,000

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        SEPTEMBER 30, 1995
                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                    AMOUNT           VALUE
                                                                                                --------------    --------------
CONNECTICUT (CONTINUED)

Stanford Housing Authority, Revenue, VRDN (Morgan Street Project)
    4.20% (LOC; Deutsche Bank) (a,b)........................................                     $   7,500,000   $  7,500,000
Town of West Hartford, BAN 3.90%, 1/18/96...................................                        10,000,000     10,009,287
U.S.  RELATED-8.3%
Commonwealth of Puerto Rico Government Development Bank:
    CP 3.70%, 11/9/95.......................................................                        12,000,000     12,000,000
    Refunding, VRDN 3.80% (LOC; Credit Suisse) (a,b)........................                         2,950,000      2,950,000
Commonwealth of Puerto Rico Highway and Transportation Authority,
    Highway Revenue VRDN 3.80%, Series X (LOC: Landesbank Hesson, Swiss Bank Corp.
    and Union Bank of Switzerland) (a,b)....................................                         4,000,000      4,000,000
                                                                                                                    ---------
TOTAL INVESTMENTS (cost $227,718,746).......................................                                     $227,718,746
                                                                                                                  ===========



SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            LOC     Letter of Credit
CP            Commercial Paper                                   MFMR    Multi-Family Mortgage Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SBPA    Standby Bond Purchase Agreement
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
IDR           Industrial Development Revenue


SUMMARY OF COMBINED RATINGS (UNAUDITED)
MOODY'S                         OR                                   STANDARD & POOR'S                     PERCENTAGE OF VALUE
-------                                                              -----------------                     -------------------
VMIG1/MIG1, P1 (c)                                                  SP1+/SP1, A1+/A1 (c)                          84.8%
Aaa/Aa (d)                                                          AAA/AA (d)                                     1.8
Not Rated (e)                                                       Not Rated (e)                                 13.4
                                                                                                                 ------
                                                                                                                 100.0%
                                                                                                                 ======
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b)  Secured by letters of credit. At September 30, 1995, 56.9% of the
         Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and brokerage firms, of which Union Bank of
         Switzerland provided letters of credit to 10.6% of the Fund's net assets.
    (c)  P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (d)  Notes which are not MIG or SP rated are represented by bond ratings of the issuers.
    (e)  Securities which, while not rated by Moody's and Standard & Poor's, respectively, have been determined by the Fund's Board of Directors to be of comparable quality to those rated securities in which the Fund may invest.

See notes to financial statements.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                         SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value-Note 1(a)...........................                                      $227,718,746
    Cash....................................................................                                         3,776,543
    Interest receivable.....................................................                                         1,590,444
    Prepaid expenses........................................................                                             8,486
                                                                                                                   -----------
                                                                                                                   233,094,219
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                        $96,220
    Accrued expenses........................................................                         66,400            162,620
                                                                                                    -------        -----------
NET ASSETS..................................................................                                      $232,931,599
                                                                                                                  ============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $233,010,155
    Accumulated net realized (loss) on investments..........................                                           (78,556)
                                                                                                                   ------------
NET ASSETS at value applicable to 233,010,155 shares outstanding
    (1 billion shares of $.001 par value Common Stock authorized)...........                                      $232,931,599
                                                                                                                   ===========
NET ASSET VALUE, offering and redemption price per share
    ($232,931,599 / 233,010,155 shares).....................................                                             $1.00
                                                                                                                          ====

See notes to financial statements.




DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF OPERATIONS                                                                          YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $9,408,867
    EXPENSES:
      Management fee-Note 2(a)..............................................                     $1,251,522
      Shareholder servicing costs-Note 2(b).................................                        227,800
      Professional fees.....................................................                         41,694
      Custodian fees........................................................                         28,057
      Directors' fees and expenses-Note 2(c)................................                          7,817
      Shareholders' reports.................................................                          6,918
      Registration fees.....................................................                          5,661
      Miscellaneous.........................................................                         18,801
                                                                                                 ----------
                                                                                                  1,588,270
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                        457,820
                                                                                                 ----------
            TOTAL EXPENSES..................................................                                          1,130,450
                                                                                                                     -----------
INVESTMENT INCOME-NET.......................................................                                          8,278,417
NET REALIZED (LOSS) ON INVESTMENTS-Note 1(b)................................                                            (33,920)
                                                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $8,244,497
                                                                                                                     ===========

See notes to financial statements.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED SEPTEMBER 30,
                                                                                      ------------------------------------
                                                                                             1994                 1995
                                                                                       ---------------      --------------
OPERATIONS:
    Investment income-net...................................................           $     5,764,097        $  8,278,417
    Net realized gain (loss) on investments.................................                     7,629             (33,920)
    Net unrealized (depreciation) on investments for the year...............                    (1,990)            ---
                                                                                        ---------------       -------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................                 5,769,736           8,244,497
                                                                                        ---------------       -------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...................................................                (5,764,097)         (8,278,417)
                                                                                        ---------------       -------------
CAPITAL STOCK TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold...........................................               434,878,232         357,211,843
    Dividends reinvested....................................................                 5,433,237           7,853,761
    Cost of shares redeemed.................................................              (410,537,781)       (374,167,329)
                                                                                       ---------------        -------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....                29,773,688          (9,101,725)
                                                                                       ---------------        -------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................                29,779,327          (9,135,645)
NET ASSETS:
    Beginning of year.......................................................               212,287,917         242,067,244
                                                                                       ---------------       -------------
    End of year.............................................................             $ 242,067,244       $ 232,931,599
                                                                                        ==============       =============

See notes to financial statements.


DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                               YEAR ENDED SEPTEMBER 30,
                                                              --------------------------------------------------------------
PER SHARE DATA:                                               1991     1992        1993       1994       1995
                                                            --------  --------  --------    --------   ---------
    Net asset value, beginning of year...........          $1.0000    $1.0000   $1.0002    $  .9998   $ .9998
                                                            --------  --------  --------    --------  ---------
    INVESTMENT OPERATIONS:
    Investment income-net........................            .0470      .0323     .0230       .0230     .0330
    Net realized and unrealized gain (loss)
      on investments.............................              --       .0002    (.0004)       --      (.0001)
                                                            --------  --------  --------    --------   ---------
      TOTAL FROM INVESTMENT OPERATIONS...........            .0470      .0325     .0226       .0230     .0329
                                                            --------  --------  --------    --------   ---------
    DISTRIBUTIONS:
    Dividends from investment income-net.........           (.0470)    (.0323)   (.0228)     (.0230)   (.0330)
    Dividends from net realized gain on investments            --       --       (.0002)      --         --
                                                            --------  --------  --------    --------   ---------
      TOTAL DISTRIBUTIONS........................           (.0470)    (.0323)   (.0230)     (.0230)   (.0330)
                                                            --------  --------  --------    --------   ---------
    Net asset value, end of year.................          $1.0000    $1.0002   $ .9998     $ .9998   $ .9997
                                                            =======   =======   =======     =======   =======
TOTAL INVESTMENT RETURN..........................           4.80%      3.28%     2.34%       2.33%     3.35%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......             --        .04%      .12%        .22%      .45%
    Ratio of net investment income to average net assets    4.54%      3.22%     2.30%       2.30%     3.31%
    Decrease reflected in above expense ratios due to
      undertakings by the Manager................            .67%       .63%      .55%        .42%      .18%
    Net Assets, end of year (000's Omitted)......          $187,301   $206,980   $212,288   $242,067   $232,932


See notes to financial statements.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Directors to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $45,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1995. The carryover does not include net realized securities losses from November 1, 1994 through September 30, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, $34,000 of the carryover expires in fiscal 2002 and $11,000 of the carryover expires in fiscal 2003.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. However, the Manager had undertaken from October 1, 1994 through August 31, 1995, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Fund's average daily net assets. The Manager has currently undertaken from September 1, 1995 through December 31, 1995, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .65 of 1% of the average daily value of the Fund's net assets. The reduction in management fee, pursuant to the undertakings, amounted to $457,820 for the year ended September 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1995, the Fund was charged an aggregate of $121,149 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.



DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Connecticut Municipal Money Market Fund, Inc., including the statement of investments, as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Connecticut Municipal Money Market Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                               [Ernst and Young LLP signature logo]


New York, New York
November 2, 1995


IMPORTANT TAX INFORMATION (UNAUDITED)
     In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1995 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Connecticut residents, Connecticut personal income taxes).



[Dreyfus lion "d" logo]
DREYFUS CONNECTICUT MUNICIPAL
MONEY MARKET FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940




Further information is contained
in the Prospectus, which must
precede or accompany this report.




Printed in U.S.A.                            101AR959
[Dreyfus logo]
Connecticut
Municipal
Money Market
Fund, Inc.
Annual Report
September 30, 1995